Other Comprehensive result	6 Months Ended
Jun. 30, 2026
Analysis of income and expense [abstract]
Other Comprehensive result	Other Comprehensive resultIn order to recognize remeasurements of the net defined benefit obligation in the period in which they arise, the Group utilizes its independent actuaries to update the calculation of the defined benefit obligation and plan assets at each reporting date. The primary components of the remeasurement as of and for the six month period ended June 30, 2026, relate to an increase in the value of the assets held under the defined benefit plan and changes to demographic assumptions.